SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 11, 1997


                             BARRY'S JEWELERS, INC.
             (Exact name of registrant as specified in its charter)



         California                    0-15017                   95-3746316
(State or other jurisdiction    (Commission File No.)           (IRS Employer
      of incorporation)                                      Identification No.)



                111 West Lemon Avenue, Monrovia, California 91016
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (818) 303-4741
              (Registrant's telephone number, including area code)






HOFS04...:\01\21901\0001\2236\FRM5157S.040

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 3.        BANKRUPTCY OR RECEIVERSHIP.

        On May 11, 1997, Barry's Jewelers, Inc., a California corporation (the "Company"), filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Central District of California (In re Barry's Jewelers, Inc., Case No. CA 97-27988-VZ). The Company is being operated as a debtor-in-possession under the Bankruptcy Code. A copy of the press release issued by the Company on May 12, 1997 announcing such Chapter 11 filing is attached as an exhibit hereto. Pursuant to the requirements of the Bankruptcy Code and applicable bankruptcy rules, the Company will be required to file periodic operating reports with the appointed United States Trustee (the "Trustee"). Such reports will be publicly available through the office of the Trustee.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        Exhibit No.                 Exhibit                            Page No.
        -----------                 -------                            --------

            99.1             Press Release dated May 12, 1997.             5









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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 BARRY'S JEWELERS, INC.



Date:  May 19, 1997              By:  /s/ E. Peter Healey
                                     ------------------------------------------
                                 Name:   E. Peter Healey
                                 Title:  Executive Vice President - Finance
                                         and Chief Financial Officer









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                                  EXHIBIT INDEX


Exhibit No.                  Exhibit                                  Page No.
-----------                  -------                                  --------

    99.1              Press Release dated May 12, 1997.                  5











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